PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Sep. 30, 2023
Prepaid Expenses And Other Current Assets
SCHEDULE OF PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	September 30, 2023	September 30, 2022

Prepaid expenses and other current assets:
Speedprop Global Sdn. Bhd. (1)	$1,679,663	$1,206,757
ARX Media Sdn. Bhd. (2)	11,207,178	2,469,425
Boring Lark Sdn Bhd. (3)	1,704,376	-
Teclutions Sdn. Bhd. (4)	293,579	-
Others (5)	1,182,671	593,429
Less: allowance for doubtful account	-	-
Total prepaid expenses and other current assets	$16,067,467	$4,269,611

The Company currently operates its business through its GETBATS, SEEBATS, PAYBATS websites and mobile applications, 180 Degrees and Media Elements. The satisfactory performance, reliability, and availability of the Company’s information technology systems are critical to its ability to drive more internet traffic to its advertising websites and mobile apps and provide effective digital advertising services for brands and retailers, especially when the Company starts to expand its business from Malaysia to neighboring countries such as Indonesia, Philippine, and Thailand.

(1)	On June 19, 2022, the Company entered into an agreement with a third-party vendor, pursuant to which Speedprop will help the Company develop the Augmented Reality (“AR”) travel guide app with key commercial objectives to provide personalized instant rebates, voucher distribution, and ad placements for merchants. Total contract price amounted to MYR10.8 million (approximately $2.3 million). As of September 30, 2023 and 2022, the Company had made prepayments of $1,679,663 (MYR7,884,000) and $1,206,757 (MYR5,594,400), respectively, based on contracted payment terms and the progress of the app development. The remaining payments will be made when Speedprop completes the debugging and technical testing and delivers the app to the Company, which was expected to occur in March 2023. However, as of the reporting date, the program was temporarily halted because the Company decided to continue with its own way of integration, and the Company plans to seek a waiver for unpaid balance of $0.6 million (MYR 2.9 million).

(2)

In order to upgrade the Company’s existing software and operating systems to increase the data processing capability, to diversify the Company’s business operation model, and to support its future business expansion, on August 1, 2022, the Company signed a contract with a third-party technology solution company, to conduct software application design and development for the Company’s Virtual Reality Rebate Mall project. ARX is a full-stacked technology solution company specializing in design and development of application of AR, Mixed Reality, Virtual Reality (“VR”), Integrated Business Solution, and Internet of Things to help business entities stand out among the crowd. Pursuant to the contract, ARX will help the Company conduct market research, prepare a feasibility study, VR Mall Data Management system software conceptualization, visualization, system coding, testing, and debugging, and to initialize and rollout the application as a progressive web portal, which can be further developed into a mobile app to allow integration to various platforms. Total contract price for this project amounted to MYR13.5 million (approximately $2.9 million). As of September 30, 2023, the Company had made prepayment of $2.4 million (MYR11.4 million) based on contracted payment terms and the progress of the project. The remaining payment will be made when ARX completes the debugging and technical testing and delivers the application to the Company, which is expected to be in 2024.

In October 2022, the Company signed a new contract with ARX, to conduct software application design and development project. Total contract price amounted to MYR218.75 million (approximately $47.2 million) to be performed in three years from the agreement date, including Rebates Mall software design and customization, AR software development and database processing capacity improvement. Total contract price of $47.2 million will be paid in five installments within the next two years, depending on the progress of the software application development project. Pursuant to the contract terms, as of September 30, 2023, the Company made a total prepayment of $25.2 million (MYR111.0 million) as the first installment payment to ARX, of which, $18.1 million (MYR80 million) was transferred into intangible assets during the fiscal year ended September 30, 2023 when ARX completed the application design and development of AI calculation engine and related modules, and delivered them to the Company (see Note 6). For the remaining services under the ARX agreement, the Company may, at its discretion, terminate the ARX agreement if the software design and development proposal provided by ARX does not meet the expectation and request for a refund of the remaining deposit by giving two months’ notice and the deposit shall be refunded to the Company based on pro-rated basis on the uncompleted period of the ARX agreement.

On June 12, 2023, the Company entered into a new project agreement with ARX, for ARX to provide software support services for a term of 12 months, and developing a full set of AI advertisement engine and analytical system. The total contract price amounted to MYR15.0 million (approximately $3.2 million). As of September 30, 2023, the Company had made prepayment of $1.1 million (MYR5.0 million) to ARX.

(3)	On January 16, 2023, the Company entered into an agreement with a third-party vendor, Boring Lark Sdn Bhd. (“Boring Lark”), to conduct design and application development of an Artificial Intelligence Chatbot systems and also provide system maintenance services to the Company. A total contract price of $2.2 million (MYR10 million) will be paid to Boring Lark in four installments within the service term of one year, depending on the progress of the system application development project. Pursuant to the contract terms, from January 2023 to February 2023, the Company made the first two installment payments of $1.7 million (MYR8 million) to Boring Lark. As of the reporting date, the program was temporarily halted because the company decided to continue with its own method of integration, and the Company plans to seek a waiver for the unpaid balance of $0.5 million (MYR 2 million).

(4)

On January 17, 2023, the Company entered into an agreement with a third-party vendor, Teclutions Sdn. Bhd. (“Teclutions”), pursuant to which, Teclutions will utilize the VR technology to help the Company design a Conversational AI Chatbot system for integration of the mobile app and website. A total contract price of $0.1 million (MYR0.6 million) will be paid to Teclutions in three installments depending on the progress of the system application development project. Pursuant to the contract terms, from January to March 2023, the Company made the first two installment payments of $0.1 million (MYR0.5 million) to Teclutions. The development of the system was almost completed in November, and the final payment will be made by the company upon delivery the final product to the Company.

In addition, on March 15, 2023, the Company entered into another agreement with Teclutions to design and develop a Conversational AI Chatbot Integration VR headgear platform. A total contract price of $0.2 million (MYR1 million) will be paid to Teclutions in three installments depending on the progress of the system application development project. Pursuant to the contract terms, in March 2023, the Company made the first two payments of $0.2 million (MYR0.9 million) to Teclutions. As of the report date, the project is on hold and expected to resume in the first quarter of 2024.

(5)	Prepayments to others primarily include prepayments to third-party vendors and service providers for domain renewal services, promotion and advertisement system integration services, rental deposits, and prepayment of taxation.